Exhibit 10.1b

THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SECOND AMENDED AND RESTATED PROMISSORY NOTE

Not to Exceed $200,000	May 17, 2016

WHEREAS, on September 15, 2015, the undersigned Landcadia Holdings, Inc., a Delaware corporation (“Maker” or the “Company”), issued that certain Promissory Note (the “Original Promissory Note”) to Leucadia National Corporation, a New York corporation (“Payee”);

WHEREAS, on April 27, 2016, the Maker and Payee amended and restated the Original Promissory Note, (the “First Amended and Restated Promissory Note”); and

WHEREAS, the Maker and Payee desire to amend and restate in its entirety the First Amended and Restated Promissory Note on the terms and conditions provided in this note (the “Second Amended and Restated Promissory Note”).

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by each of the parties hereto, the parties agree as follows:

FOR VALUE RECEIVED, the undersigned Maker, whose address is 1510 West Loop South, Houston, Texas 77027, hereby unconditionally promises to pay to the order of Payee, at Payee’s office at 520 Madison Avenue, New York, New York 10022 (or such other address specified by Payee to Maker), the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000) or such lesser amount as shall have been advanced by Payee to Maker and shall remain unpaid under this Second Amended and Restated Promissory Note, in legal and lawful money of the United States of America.

Payee may make advances to Maker from time to time under this Second Amended and Restated Promissory Note; provided, however, that notwithstanding anything to the contrary herein, at no time shall the aggregate of all advances and re-advances outstanding under this Second Amended and Restated Promissory Note exceed $ 200,000.

This is a non-interest bearing Second Amended and Restated Promissory Note.

The entire unpaid principal balance of this Second Amended and Restated Promissory Note shall be due and payable upon the earlier of September 30, 2016 or the consummation of a public offering of the Company’s securities.

If payment of this Second Amended and Restated Promissory Note or any installment of this Second Amended and Restated Promissory Note is not made when due, the entire indebtedness hereunder, at the option of Payee, shall immediately become due and payable, and Payee shall be entitled to pursue any or all remedies to which Payee is entitled hereunder, or at law or in equity.

This Second Amended and Restated Promissory Note may be prepaid, in whole or in part, without penalty. This Second Amended and Restated Promissory Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The loan evidenced by this Second Amended and Restated Promissory Note is made solely for business purposes.

1

THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE OR ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE UNDERSIGNED PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK.

Service of any notice by Maker to Payee or by Payee to Maker shall be mailed, postage prepaid, by certified United States mail, return receipt requested, at the address for such party set forth in this Second Amended and Restated Promissory Note, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

Should the indebtedness represented by this Second Amended and Restated Promissory Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Second Amended and Restated Promissory Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Second Amended and Restated Promissory Note jointly and severally agree to pay to the holder of this Second Amended and Restated Promissory Note, in addition to the principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

The undersigned and all endorsers, guarantors and sureties of this Second Amended and Restated Promissory Note and all other persons liable or to become liable on this Second Amended and Restated Promissory Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Second Amended and Restated Promissory Note, notice of intention to accelerate the maturity of this Second Amended and Restated Promissory Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Payee on this Second Amended and Restated Promissory Note, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against Payee with respect to any asserted claim.

Any provision contained in this Second Amended and Restated Promissory Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Second Amended and Restated Promissory Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Signature page follows]

2

EXECUTED AND AGREED as of the date first above written.

LANDCADIA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Tilman J. Fertitta
	Name:	Tilman J. Fertitta
	Title:	Co-Chairman and Chief Executive Officer

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PROMISSORY NOTE]

3